SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 22, 2004

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10240 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5 and Item 12. Other Events and Required FD Disclosure; Results of Operation and Financial Condition.

On April 22, 2004, DURECT Corporation, a Delaware corporation (“DURECT”), announced its financial results for the three months ended March 31, 2004.

A copy of DURECT’s press release announcing its financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: April 22, 2004	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer

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DURECT CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of DURECT Corporation dated April 22, 2004

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